UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 24, 2024 (October 23, 2024)

NXG Cushing® Midstream Energy Fund

(Exact name of registrant as specified in its charter)

Delaware	811-22072	35-2303963
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 N. Pearl Street, Suite 1205 Dallas, Texas		75201
(Address of principal executive offices)		(Zip Code)

Registrants telephone number, including area code (214) 692-6334

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares of Beneficial Interest	SRV	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

[  ]  Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.01.	Entry into a Material Definitive Agreement.

On October 23, 2024, NXG Cushing® Midstream Energy Fund (the “Fund”) entered into a dealer manager agreement (the “Dealer Manager Agreement”) by and among the Fund, Cushing® Asset Management, LP, d/b/a NXG Investment Management and UBS Securities LLC in connection with the issuance by the Fund to the holders of record (the “Record Date Shareholders”) at the close of business on October 23, 2024 (the “Record Date”) transferable rights (each a “Right” and, collectively, the “Rights”) entitling such Record Date Shareholders to subscribe for up to 1,004,176 common shares of beneficial interest, par value $0.001 per share (the “Common Shares”), of the Fund (the “Offer”). The Record Date Shareholders will receive one Right for each outstanding Common Share owned on the Record Date. The Rights entitle the holders to purchase one new Common Share for every three Rights held (1 for 3). Record Date Shareholders who fully exercise their Rights will be entitled to subscribe, subject to certain limitations and subject to allotment, for additional Common Shares covered by any unexercised Rights. Any Record Date Shareholder who owns fewer than three Common Shares as of the close of business on the Record Date is entitled to subscribe for one full Common Share in the Offer.

The Offer is being made pursuant a prospectus supplement, dated October 23, 2024, and the accompanying prospectus, dated November 13, 2023, each of which constitute part of the Fund’s effective shelf registration statement on Form N-2 (File No. 333-273954) previously filed with the Securities and Exchange Commission (the “Registration Statement”).

The foregoing description of the Dealer Manager Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Dealer Manager Agreement filed with this report as Exhibit 1.1 and incorporated herein by reference.

In connection with the Offer, the Fund entered into a Subscription Agent Agreement, dated October 23, 2024, with Equiniti Trust Company, LLC (“Subscription Agent Agreement”), and an Information Agent Agreement, dated October 22, 2024, with EQ Fund Solutions, LLC (“Information Agent Agreement”) to provide services with respect to the Offer.

The foregoing description is only a summary of the Subscription Agent Agreement and Information Agent Agreement and is qualified in its entirety by reference to the text of the Subscription Agent Agreement filed with this report as Exhibit 10.1 and incorporated herein by reference and Information Agent Agreement filed with this report as Exhibit 10.2 and incorporated herein by reference.

Item 8.01	Other Events.

On October 23, 2024, the Fund commenced the Offer pursuant to the Registration Statement. A copy of the opinion of Skadden, Arps, Slate, Meagher & Flom LLP relating to the legality of the Offer is filed as Exhibit 5.1 to this report.

The Fund incorporates by reference the exhibits filed herewith into the Registration Statement.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

1.1	Dealer Manager Agreement, dated October 23, 2024
5.1	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP
10.1	Subscription Agent Agreement, dated October 23, 2024
10.2	Information Agent Agreement, dated October 22, 2024
23.1	Consent of Skadden, Ars, Slate, Meagher & Flom LLP (included in Exhibit 5.1)
99.1	Form of Notice of Guaranteed Delivery for Rights Offering
99.2	Form of Subscription Certificate for Rights Offering

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NXG CUSHING® MIDSTREAM ENERGY FUND

Date: October 24, 2024	By:	/s/Blake Nelson
	Name:	Blake Nelson
	Title:	Chief Financial Officer